SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2018

Charter Communications, Inc.

CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664 001-37789	84-1496755 86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06091

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01.	OTHER EVENTS.

On June 28, 2018, Charter Communications Operating, LLC and Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, as parent guarantor, and the guarantors party thereto entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the issuance and sale of an aggregate of $400,000,000 principal amount of Senior Secured Floating Rate Notes due 2024 and $1,100,000,000 principal amount of 4.500% Senior Secured Notes due 2024. The Underwriting Agreement contains representations, warranties and covenants of the parties thereto, conditions to closing, indemnification obligations of the parties thereto and termination and other customary provisions.

A copy of the Underwriting Agreement is filed herewith as Exhibit 99.1. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is being filed as part of this report:

Exhibit Number	Description

5.1	Legal Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Underwriting Agreement, dated as of June 28, 2018, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC, as parent guarantor, the subsidiary guarantors party thereto and Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legal Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Underwriting Agreement, dated as of June 28, 2018, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC, as parent guarantor, the subsidiary guarantors party thereto and Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC. Registrant

BY:	/s/ Kevin D. Howard Kevin D. Howard Senior Vice President - Finance, Controller and Chief Accounting Officer

Date: July 3, 2018

CCO HOLDINGS, LLC Registrant

BY:	/s/ Kevin D. Howard Kevin D. Howard Senior Vice President - Finance, Controller and Chief Accounting Officer

Date: July 3, 2018